Exhibit 10.20


                                        March 8, 2004


Bidville, Inc.
601 Cleveland Street, Suite 120
Clearwater, Fl 33755


Attention: Mr. Gerald Parker
           Chairman of the Board


Dear Mr. Parker,


     You have advised us that Bidville, Inc. (the "Company") desires to retain Empire Financial Group, Inc. ("EFGI") as it's financial and investment banking advisor in connection with the identification, evaluation and introduction into the various forms of private or public debt or equity capital. (Referred to as a "Strategic Transaction.") This letter, when executed by the parties hereto, will constitute an agreement between the Company and EFGI pursuant to which the Company agrees to retain EFGI and EFGI agrees to be retained by the Company under the terms and conditions set forth below.

     1. The Company hereby retains EFGI to perform consulting services related to corporate finance and other financial matters in connection with Strategic Transactions, and EFGI hereby accepts such retention. In this regard, subject to the terms set forth below, EFGI shall furnish to the Company advice and recommendations with respect to such aspects of the business and affairs of the Company as the Company shall, from time to time, reasonably request upon reasonable notice. The Company hereby agrees to refer all Strategic Transactions considered by the Company during the term hereof to EFGI and to pay EFGI for all such transactions in accordance with this Agreement. In addition, EFGI shall hold itself ready to assist the Company in evaluating and negotiating particular contracts or transactions other than Strategic Transactions, if requested to do so by the Company, upon reasonable notice for compensation to be agreed upon by the Company and EFGI.

     2.(a) As compensation for the general consulting services described in paragraph 1 above to be performed during the term of this agreement, the Company shall pay to EFGI an engagement fee of $25,000 payable upon execution of this agreement and $10,000 per month payable in advance starting April 1 2004 and each of the next 11 months thereafter. EFGI shall be paid such additional compensation in connection with Strategic Transactions as otherwise provided in this Agreement. In addition to its compensation hereunder, the Company will reimburse EFGI for any and all reasonable expenses incurred by EFGI in the performance of its duties hereunder, and EFGI shall account for such expenses to the Company; provided, however, that any single expense in excess of $2,500 shall require the prior written approval of the

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Company,  which will not be  unreasonably  withheld.  Such  reimbursement  shall accumulate and be paid monthly. Nothing contained herein shall prohibit EFGI from receiving any additional compensation under paragraphs 3 and 4 herein or otherwise.

     (b)Concurrent with the execution of this agreement, the Company shall sell to EFGI (or its designated affiliates) common stock purchase warrants (the "Warrants"), at a price of $.001 per warrant, to purchase 200,000 shares of Common Stock. Such warrants will expire five years after issuance and will be exercisable at $ 3.00 per share. The Warrants may be exercised as to all or a lesser number of shares and will contain provisions for registration of the resale of the underlying shares at the Company's expense, cashless exercise and for adjustment in the number of such shares and the exercise price to prevent dilution.

     3. In addition, EFGI shall hold itself ready to assist the Company in evaluating and negotiating particular contracts or transactions, if requested to do so by the Company, upon reasonable notice, and will undertake such evaluations and negotiations upon prior written agreement as to additional compensation to be paid by the Company to EFGI with respect to such evaluations and negotiations. Nothing herein shall require the Company to utilize EFGI's services in any particular transactions nor shall limit the Company's obligations arising under any other agreement or understanding.

     4. The Company and EFGI further acknowledge and agree that EFGI may act as a finder, investment banker or financial consultant in various Strategic Transactions in which the Company may be involved. The Company hereby agrees that in the event a Strategic Transaction, other than Financing, is consummated, the Company shall pay to EFGI a fee (the "Transaction Fee") equal to the aggregate of five percent of the amount of the consideration paid in such transaction up to $2 million of consideration, four percent of the amount of such consideration above $2,000,000 up to $4 million, three percent of the amount of such consideration above $4,000,000 up to $6 million, two percent of the amount of such consideration amount above $6,000,000 up to $8 million, and one percent of the amount of such consideration over $ 8 million. The Transaction Fee shall be paid in cash at the closing of the transaction to which it relates, and shall be payable whether or not the transaction involves stock, or a combination of stock and cash, or is made on the installment sale basis. In addition, if the Company shall, within 12 months immediately following the termination of this Agreement, consummate a transaction with any party introduced by EFGI to the Company prior to such termination, or with any party which was a party to a transaction or prospective transaction as to which EFGI rendered services under this Agreement, the Company shall pay to EFGI a Transaction Fee with respect to such transaction calculated in accordance with this paragraph.

     In the event that the Company agrees to enter into a Financing, the Company will pay EFGI a cash fee at the closing of the Financing in an amount to be agreed upon by the parties hereto prior to such closing, which fee will not be less favorable to EFGI than is customary in the marketplace for similar Financing. In the event the parties cannot agree on such fee, the fee shall be 10% of the gross proceeds of such financing.

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     For  purposes  hereof,  "Consideration"  shall  mean the value of all cash, securities and other property or other assets paid, received, payable or receivable, including debt assumed, in connection with a Strategic Transaction, including, without limitation: (a) any distributions made to shareholders in anticipation of the closing; (b) any employment contract enhancements or non-competition payments (other than ordinary and customary compensation in connection with bona fide employment agreements); (c) any payments in connection with any separate transactions affecting another business entity or any of its assets or securities (e.g., purchase or lease of any real estate or other assets, but in the case of a lease, Consideration shall include only sums in excess of current rentals paid to unrelated or unaffiliated third parties); (d) any indebtedness for money borrowed, including receivables, pension liabilities and guarantees, which are assumed; and (e) other business considerations (e.g., business discounts and/or credits for services and/or products). For purposes of determining Consideration, the value of any securities (whether debt or equity) shall be deemed to be the greater of: (i) the fair market value thereof as of the day the definitive agreement is executed by all parties; or (ii) the average of the last reported sales prices of the securities on the twenty (20) consecutive business days prior to the consummation of the Strategic Transaction as reported on the principal exchange on which the security is listed, or, as the case may be, the NASDAQ National Market System; provided that the value of securities that are not freely tradable or have no established public market shall be the fair market value thereof as reasonably agreed-upon by the parties hereto. If any part of the Consideration shall be deferred or contingent upon future earnings or other contingencies, then EFGI shall be entitled to a Transaction Fee on such additional Consideration, and the term Consideration shall include such additional compensation which shall be payable on the basis
of  the  payment  when  made  by  the  payor.   The  Transaction  Fee  for  such
Consideration paid or received in the future shall be payable when such Consideration is paid and shall be calculated using the formula set forth in Section B (3) by adding this subsequent Consideration to all other Consideration previously paid.

     5. All obligations of EFGI contained herein shall be subject to EFGI's reasonable availability for such performance, in view of the nature of the requested service and the amount of notice received. EFGI shall devote such time and effort to the performance of its duties hereunder as EFGI shall determine is reasonably necessary for such performance. EFGI may look to such others for such factual information, investment recommendations, economic advice and/or research, upon which to base its advice to the Company hereunder, as it shall deem appropriate. the Company shall furnish to EFGI all information reasonably relevant to the performance by EFGI of its obligations under this Agreement, or particular projects as to which EFGI is acting as advisor, which will permit EFGI to know all facts material to the advice to be rendered, and all material or information reasonably requested by EFGI. In the event that the Company fails or refuses to furnish any such material or information reasonably requested by EFGI, and thus prevents or impedes EFGI's performance hereunder, any inability of EFGI to perform shall not be a breach of its obligations hereunder.

     6. Nothing contained in this Agreement shall limit or restrict the right of EFGI or of any partner, employee, agent or representative of EFGI, to be a partner, director, officer, employee, agent or representative of, or to engage in, any other business, whether of a similar nature or not, nor to limit or restrict the right of EFGI to render services of any kind to any other corporation, firm, individual or association.


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     7. (a) EFGI will hold in confidence any confidential  information which the
Company provides to EFGI pursuant to this Agreement unless the Company gives EFGI permission in writing to disclose such confidential information to a specific third party. Notwithstanding the foregoing, EFGI shall not be required to maintain confidentiality with respect to information (i) which is or becomes part of the public domain; (ii) of which it had independent knowledge prior to disclosure; (iii) which comes into the possession of EFGI in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by EFGI by governmental
requirements.   If  EFGI  is   requested   or  required   (by  oral   questions,
interrogatories,   requests  for  information  or  document   subpoenas,   civil
investigative   demands,  or  similar  process)  to  disclose  any  confidential
information   supplied  to  it  by  the  Company,  or  the  existence  of  other
negotiations   in  the  course  of  its   dealings   with  the  Company  or  its
representatives, EFGI shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

     (b) "Confidential Information" shall mean the information described at the end of this Agreement, which is disclosed to EFGI by the Company in any manner, whether orally, visually or in tangible form (including, without limitation, documents, devices and computer readable media) and all copies thereof. Tangible materials that disclose or embody Confidential Information shall be marked by the Company as "Confidential," "Proprietary" or the substantial equivalent thereof. Confidential Information that is disclosed orally or visually shall be identified by the Company as confidential at the time of disclosure and reduced to a written summary by the Company, who shall mark such summary as "Confidential," "Proprietary" or the substantial equivalent thereof and deliver it to EFGI within ten (10) days following the disclosure.

     8. The Company agrees that, for a period of three years from the date hereof, it shall not solicit any offer to buy from or offer to sell to any person introduced to the Company by EFGI, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent provided that the foregoing shall not apply to any registered underwritten public offering of the Company's securities. In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to EFGI an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person.

     9. The Company agrees to indemnify and hold harmless EFGI, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls EFGI within the meaning of Section l5 of the Act or Section 20(a) of the Securities Exchange Act of l934, as amended (the "Exchange Act"), against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing
documents  in  response  to  a  subpoena  or  otherwise),   including,   without

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limitation,  the costs,  expenses and  disbursements,  as and when incurred,  of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which EFGI is a party), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with EFGI's acting for the Company, including, without limitation, any act or omission by EFGI in connection with its acceptance of or the performance or non-performance of its obligations under the Agreement. The Company also agrees that EFGI shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement of EFGI, (i) except as provided below with respect to EFGI's obligations to indemnify to the Company; and (ii) where such loss has been judicially determined to be solely due to EFGI's gross negligence or willful misconduct.

     These indemnification provisions shall be in addition to any liability which the Company may otherwise have to EFGI or the persons indemnified below in this sentence and shall extend to the following: EFGI, its affiliated entities, partners, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and the officers, directors, employees, legal counsel, agents and controlling persons of any of them. All references to EFGI in these indemnification provisions shall be understood to include any and all of the foregoing.

     If any action, suit, proceeding or investigation is commenced, as to which EFGI proposes to demand indemnification, it shall notify the Company with reasonable promptness (provided, however, that any failure by EFGI to notify the Company shall not relieve the Company from its obligations hereunder), and the Company shall have the right to assume the defense of such action. EFGI shall have the right to retain counsel of its own choice to represent it, but the fees and expenses of such counsel shall be at its expense unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to EFGI to have charge of the defense of such action or EFGI shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company. Any such counsel of EFGI shall, to the extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. the Company shall be liable for any settlement of any claim against EFGI made with the Company's written consent, which consent shall not be unreasonably withheld. the Company shall not, without the prior written consent of EFGI, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as a unconditional term thereof, the giving by the claimant to EFGI of an unconditional release from all liability in respect of such claim.

     In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and EFGI, on the other hand, shall contribute

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to the losses,  claims,  damages,  obligations,  penalties,  judgments,  awards, liabilities, costs, expenses and disbursements to which the indemnified persons may be subject in accordance with the relative benefits received by the Company, on the one hand, EFGI, on the other hand, and also the relative fault of the Company, on the one hand, and EFGI, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or
disbursements  and  the  relevant   equitable   considerations   shall  also  be
considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, EFGI, shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by EFGI pursuant to the Agreement.

     Neither termination nor completion of the engagement of EFGI referred to above shall affect these indemnification provisions which shall remain operative and in full force and effect and this paragraph shall survive the termination of this Agreement. The Company further agrees that EFGI shall incur no liability to the Company or any other party on account of this Agreement for any acts or omissions arising out of or related to the actions of EFGI relating to this Agreement or the performance or failure to perform any services under this Agreement except for EFGI's intentional or willful misconduct.

     10. This Agreement may not be transferred, assigned or delegated by any of the parties hereto without the prior written consent of the other party hereto.

     11. The failure or neglect of the parties hereto to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or their waiver of strict performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

     12. This Agreement is for a term of 12 months and may not be terminated by the Company. This Agreement may be terminated by EFGI at any time upon 30 days' notice. Paragraphs 4, 7, 8 and 9 shall survive the expiration or termination of this Agreement under all circumstances.

     13. Any notices hereunder shall be sent to the Company and to EFGI at their respective addresses set forth above. Any notice shall be given by registered or certified mail, postage prepaid, and shall be deemed to have been given when deposited in the United States mail. Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address in the manner herein provided.

     14. This Agreement has been made in the State of Florida and shall be construed and governed in accordance with the laws thereof without giving effect to principles governing conflicts of law.

     15. This Agreement contains the entire agreement between the parties, may not be altered or modified, except in writing and signed by the party to be charged thereby, and supersedes any and all previous agreements between the parties relating to the subject matter hereof.

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